Exhibit 10.1

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

CONFIDENTIAL

AMENDMENT NO. 4 TO GLOBAL COLLABORATION AND LICENSE AGREEMENT
This Amendment No. 4 to Global Collaboration and License Agreement (this “Amendment No. 4”) is dated as of July 24, 2024, by and between INCYTE CORPORATION, a Delaware corporation, having its principal place of business at 1801 Augustine Cut-Off, Wilmington, DE 19803 (hereinafter “Incyte”), and MACROGENICS, INC., a Delaware corporation, having its principal place of business at 9704 Medical Center Drive, Rockville, MD 20850 (“MacroGenics”, together with Incyte, the “Parties” and each separately, a “Party”), and is meant to amend that certain Global Collaboration and License Agreement, dated as of October 24, 2017, between Incyte and MacroGenics and amended on March 15, 2018 (“Amendment No. 1”) and April 7, 2022 (“Amendment No. 2”) and July 14, 2022 (“Amendment No. 3”). The Global Collaboration and License Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are referred to herein collectively as the “Agreement.” Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, the Parties wish to modify the Agreement to reflect changes agreed to between the Parties with respect to (a) the acceleration of payment for certain Milestones with respect to [***] and (b) the non-applicability of certain Milestones with respect to [***];
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1.    Acceleration of a Development Milestone and Certain Approval Milestones with respect to the Indication [***]. The Parties agree that with respect to the Indication [***]:

a.    The Development Milestone set forth in Section 8.2(b) of the Agreement, “Treatment of[***]cumulative subjects across all Incyte Clinical Studies (including Incyte Monotherapy Studies and Incyte Combination Studies) in a single Indication for greater than [***]continuously at a recommended Phase II or Phase III defined dose and schedule,” shall be deemed to have been achieved for the [***]Indication (the “[***]Milestone”).

b.    The following Approval Milestones set forth in Section 8.2(d) of the Agreement shall be deemed to have been achieved for the [***]Indication (“[***] Milestones”):
i.    Receipt of Regulatory Approval in U.S.

ii.    Receipt of Regulatory Approval in EU.

CONFIDENTIAL

c.    The Approval Milestone “Receipt of Regulatory Approval in Japan” set forth in Section 8.2(d) of the Agreement shall not apply to [***], and no payment for the achievement of such Milestone shall ever be due with respect to the Indication of [***]. For clarity, such Milestone shall remain applicable and due with respect to any Indication other than [***].

d.    [***]following the execution of this Amendment No. 4, Incyte shall pay MacroGenics the amount of One Hundred Million U.S. dollars ($100,000,000) (the “[***]”). Notwithstanding anything else to the contrary in the Agreement, the Parties hereby acknowledge and agree that the [***] represents and shall be deemed payment in full satisfaction of the total Milestone payments due for the achievement of the [***], and no further Milestone payments shall be due thereafter with respect to[***].
2.    Removal of Certain Milestones and Payments for the Indication of[***]

a.    The Parties agree that the following Milestones shall not apply with respect to Monotherapy Regimens or combination therapies (other than Incyte Combination Regimens that include an Incyte Pipeline Asset, in which case such Milestones shall remain applicable) in the Indication of [***]:

i.    The Regulatory Filing Milestone “First filing of BLA in the US” set forth in Section 8.2(c) of the Agreement.
ii.    The Regulatory Filing Milestone “First filing of MAA with EMA or in[***]European Major Market countries” set forth in Section 8.2(c) of the Agreement.

iii.    The Approval Milestone “Receipt of Regulatory Approval in U.S.” set forth in Section 8.2(d) of the Agreement.

iv.    The Approval Milestone “Receipt of Regulatory Approval in EU” set forth in Section 8.2(d) of the Agreement.

v.    The Approval Milestone “Receipt of Regulatory Approval in Japan” set forth in Section 8.2(d) of the Agreement.
Other than as set forth herein, no payments for the achievements of such Milestones shall ever be due with respect to the Indication[***].
3.    Entire Agreement; Remaining Provisions of the Agreement. The Agreement, as supplemented and modified by this Amendment No. 4, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into the Agreement. Upon the effectiveness of this Amendment No. 4, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Agreement, as amended hereby. Except as provided herein, each of the other provisions of the Agreement shall remain in full force and effect.

CONFIDENTIAL

4.    Governing Law. This Amendment No. 4 shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.

5.    Execution in Counterparts. This Amendment No. 4 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 4 may be executed by
.pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were the original signatures.
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CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Global Collaboration and License Agreement to be duly executed by their respective authorized signatories effective as of the date first indicated above.

MACROGENICS, INC.

By:      Name: Scott Koenig
Title: President and Chief Executive Officer

INCYTE CORPORATION

By:      Name: Vijay Iyengar
Title: EVP, Global Medical Affairs, Product and Partnership Strategy

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